UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2017, Ichor Holdings, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Ichor Holdings, Ltd. (“Ichor”) entered into a Stock Purchase Agreement (the “Agreement”), with Talon Innovations Corporation, a Minnesota corporation (“Talon”), Talon Innovations Holdings LLC, a Delaware limited liability company (the “Seller”), and the guarantors party thereto, pursuant to which Ichor agreed to acquire all of the issued and outstanding stock of Talon (the “Acquisition”). The consideration to be paid by Ichor in connection with the Acquisition will consist of $130 million in cash, subject to customary closing and post-closing adjustments for net working capital, indebtedness, cash and transaction expenses as of the closing. The Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties. The Acquisition is expected to close in the fourth quarter of 2017.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed with Ichor’s Annual Report on Form 10-K for fiscal year 2017.

Item 7.01.	Regulation FD Disclosure.

On November 9, 2017, Ichor issued a press release announcing the acquisition of Talon. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of the business acquired.

The Company intends to file any financial statements that may be required by Item 9.01(a) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(a)(4) of Form 8-K.

(b) Pro forma financial information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(b)(2) of Form 8-K.

(d) Exhibits

99.1	Press Release dated November 9, 2017.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

/s/ Maurice Carson
Date: November 9, 2017	Name:	Maurice Carson
	Title:	President and Chief Financial Officer